SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 13, 2003

                         Affinity Technology Group, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                     57-0991269               0-28152
(State or other jurisdiction of        (I.R.S. Employer           (Commission
incorporation or organization)        Identification No.)         File Number)

                         Affinity Technology Group, Inc.
                       1053 B Sparkleberry Lane Extension
                               Columbia, SC 29223
                    (Address of principal executive offices)
                                   (Zip code)

                                 (803) 758-2511
              (Registrant's telephone number, including area code)





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Item 5.  Other Events

         On December 13, 2003 Affinity Technology Group, Inc. resolved its pending litigation against Citibank, N.A. The lawsuit arose out of a contract between Affinity and Citibank with regard to the development of an automobile loan processing system. Specific terms with respect to the agreement were not disclosed because of confidentiality provisions contained in the agreement. Affinity believes the resolution of this dispute will give it additional resources to dedicate to its 2004 business activities.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Affinity Technology Group, Inc.

By:  /s/ Joseph A. Boyle
     -------------------
     Joseph A. Boyle
     Chairman, President, Chief Executive Officer and Chief Financial Officer (principal executive and financial officer)

Date:  December 15, 2003


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